UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006
CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	033-68728	13-3726306
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
50 Rockefeller Plaza
New York, NY, 10020
(Address of principal executive offices)
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: LETTER TO CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED INVESTORS

SECTION 8 – OTHER EVENTS
ITEM 8.01. Other Events
Corporate Property Associates 12 Incorporated (the “registrant” or “CPA®:12”) announced today that because of a proposed merger with Corporate Property Associates 14 Incorporated (“CPA®:14”), it has decided to suspend permitted distribution reinvestments under its Dividend Reinvestment and Share Purchase Plan and redemptions under its Redemption Plan effective immediately.
The registrant intends to notify affected stockholders and broker/dealers and will post the information on its website, http:// www.cpa12.com.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1 Letter to CPA®:12 Investors
Additional Information About The Proposed Merger
CPA®:14 has filed a preliminary joint proxy statement/prospectus which is included in CPA®:14’s registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). CPA®:14 stockholders, CPA®:12 stockholders and other investors are urged to read the joint proxy statement/prospectus and other materials, when they become available. These documents will contain important information, which should be read carefully before any decision is made with respect to the merger. As these documents are filed with the SEC, they become available for free at the SEC’s website http://www.sec.gov. These documents will also be available for free by accessing CPA®:14’s website http://www.cpa14.com or by accessing CPA®:12’s website http://www.cpa12.com.
CPA®:14, CPA®:12 and certain of their executive officers and members of management, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors may obtain information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of stockholders in connection with the proposed merger, including any interest they have in the merger, by reading the joint proxy statement/prospectus when it becomes available.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED

	By:	/s/ Susan C. Hyde

Date: August 4, 2006		Susan C. Hyde, Executive Director and Secretary